UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024 (November 7, 2024)

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41321	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Nexus Way, 4th Floor, Camana Bay, PO Box 757, Grand Cayman	KY1-9006
(Address of Principal Executive Offices)	(Zip Code)

+1 345 640 4900 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PLAOU	The Nasdaq Stock Market LLC
Class A ordinary shares, included as part of the units	PLAO	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 7, 2024, Patria Latin American Opportunity Acquisition Corp. (the “Company”), received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company’s warrants and units would be subject to suspension and delisting from The Nasdaq Global Market at the opening of business on November 18, 2024 due to the Company’s non-compliance with: (i) in relation to the warrants, Nasdaq Listing Rule 5452(b)(C), which requires the Company to maintain an aggregate market value of its outstanding warrants of at least $1,000,000; and (ii) in relation to the units, Nasdaq Listing Rule 5225(a)(1)(A), which requires that all components of the unit comply with the requirements for continued listing. Accordingly, Nasdaq informed us that a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s warrants and units from listing and registration on The Nasdaq Stock Market.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2024

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

By:	/s/ José Augusto Gonçalves de Araújo Teixeira
José Augusto Gonçalves de Araújo Teixeira
Chief Executive Officer